UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 19, 2025 (November 17, 2025)

DuPont de Nemours, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38196	81-1224539
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

974 Centre Road, Building 730 Wilmington, Delaware	19805
(Address of Principal Executive Offices)	(Zip Code)

(302) 295-5783

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	DD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

Consent Solicitations – Fifth Supplemental Indenture

DuPont de Nemours, Inc. (“DuPont”) previously announced its solicitations of consent from holders of its outstanding 5.319% Notes due 2038 issued on November 28, 2018 (the “2038 Notes”) and 5.419% Notes due 2048 issued on November 28, 2018 (the “2048 Notes” and, together with the 2038 Notes, the “Notes”) (each, a “Consent Solicitation” and, collectively, the “Consent Solicitations”) to adopt certain proposed amendments to the indenture governing each series of the Notes (the “Proposed Amendments”). Each Consent Solicitation was made upon the complete terms and subject to the conditions set forth in the confidential Consent Solicitation Statement, dated November 3, 2025 (the “Consent Solicitation Statement”).

The requisite number of consents were received as of 5:00 p.m., New York City time, on November 7, 2025 (the “Expiration Date”) to adopt the Proposed Amendments with respect to each series of the Notes and, accordingly, the following supplemental indenture to give effect to the Proposed Amendments with respect to each series of the Notes became operative on November 19, 2025:

•

Fifth Supplemental Indenture, dated as of November 7, 2025, by and between DuPont de Nemours, Inc. (f/k/a DowDuPont Inc.) and U.S. Bank Trust Company, National Association (including as successor in interest to U.S. Bank National Association), as trustee, relating to each series of the Notes.

The above description of the material terms of the Fifth Supplemental Indenture does not purport to be complete and is qualified in its entirety by reference to the full text of the Fifth Supplemental Indenture attached hereto as Exhibit 4.1, the terms of which are in each case incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information included in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 2.03 by reference.

Item 8.01. Other Events.

On November 18, 2025, DuPont announced the early tender results for its previously announced tender offer (the “Tender Offer”) to purchase for cash up to an aggregate principal amount of $739,256,000 of the 2048 Notes, subject to proration. On November 19, 2025, DuPont made payment for an aggregate principal amount of $739,256,000 of the 2048 Notes, subject to proration, that were validly tendered at or prior to November 17, 2025. A copy of the press release announcing the early tender results is attached as Exhibit 99.1 hereto and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit

4.1	Fifth Supplemental Indenture, dated November 7, 2025, by and between DuPont de Nemours, Inc. and U.S. Bank Trust Company, National Association, as trustee.

99.1	Press Release announcing the early tender results of the Tender Offer, dated November 18, 2025.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUPONT DE NEMOURS, INC.
Registrant

Date: November 19, 2025	By:	/s/ Erik T. Hoover
	Name:	Erik T. Hoover
	Title:	Senior Vice President and General Counsel